                                                                 EXHIBIT a(1)(b)

                                 AMENDMENT NO. 1
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                AIM GROWTH SERIES

                  This Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (this "Amendment") amends, effective as of July 1, 2002, the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (the "Trust") dated as of May 15, 2002 (the "Agreement").

                  Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

                  NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A

                                AIM GROWTH SERIES
                         PORTFOLIOS AND CLASSES THEREOF

         PORTFOLIO                     CLASSES OF EACH PORTFOLIO
         ---------                     -------------------------
AIM Basic Value Fund                   Class A Shares
                                       Class B Shares
                                       Class C Shares
                                       Class R Shares
                                       Institutional Class Shares

AIM Euroland Growth Fund               Class A Shares
                                       Class B Shares
                                       Class C Shares

AIM Mid Cap Core Equity Fund           Class A Shares
                                       Class B Shares
                                       Class C Shares
                                       Class R Shares
                                       Institutional Class Shares

AIM Small Cap Growth Fund              Class A Shares
                                       Class B Shares
                                       Class C Shares
                                       Class R Shares
                                       Institutional Class Shares"

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of May 15, 2002.


                                          By: /s/ ROBERT H. GRAHAM
                                              -----------------------
                                              Name:  Robert H. Graham
                                              Title: President